EXHIBIT 99.1

FOR IMMEDIATE RELEASE

AGS PRICES SECONDARY PUBLIC OFFERING OF 4,000,000 SHARES OF COMMON STOCK
LAS VEGAS ─ March 19, 2019 – AGS (NYSE:AGS) (the “Company”) announced the pricing of a secondary public offering of 4,000,000 shares of the Company’s common stock, par value $0.01, by Apollo Gaming Holdings, L.P. (the “Selling Stockholder”) at a price to the public of $25.50 per share (the “Offering”). The Company did not sell any shares of common stock and did not receive any proceeds from the Offering.

Morgan Stanley and Jefferies are acting as underwriters for the Offering. The Offering may be made only by means of a prospectus supplement and accompanying base prospectus related to the Offering, copies of which may be obtained from Morgan Stanley & Co. LLC - Attn: Prospectus Department - 180 Varick Street, 2nd Floor - New York, NY 10014; Jefferies LLC, Attention: Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by calling 1-877-821-7388, or by e-mailing Prospectus_Department@Jefferies.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A shelf registration statement relating to the Offering of the common stock was filed with the U.S. Securities and Exchange Commission and is effective.

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About AGS

AGS is a global company focused on creating a diverse mix of entertaining gaming experiences for every kind of player. Our roots are firmly planted in the Class II Native American gaming market, but our customer-centric culture and growth have helped us branch out to become a leading all-inclusive commercial gaming supplier. Powered by high-performing Class II and Class III slot products, an expansive table products portfolio, real-money gaming platforms and content, highly rated social casino solutions for operators and players, and best-in-class service, we offer an unmatched value proposition for our casino partners. Learn more at www.playags.com.

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AGS Media & Investor Contacts

Julia Boguslawski, Chief Marketing Officer & Executive Vice President of Investor Relations
jboguslawski@PlayAGS.com

Steven Kopjo, Director of Investor Relations
skopjo@PlayAGS.com

©2019 PlayAGS, Inc. All® notices signify marks registered in the United States.  All ™ and ℠ notices signify unregistered trademarks. Products referenced herein are sold by AGS LLC or other subsidiaries of PlayAGS, Inc.

Forward-Looking and Cautionary Language
This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include statements regarding the Offering and other statements identified by words such as “believe,” “will,” “may,” “might,” “likely,” “expect,” “anticipates,” “intends,” “plans,” “seeks,” “estimates,” “believes,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections.   All forward-looking statements are based on current expectations and projections of future events.
These forward-looking statements reflect the current views, models, and assumptions of AGS, and are subject to various risks and uncertainties that cannot be predicted or qualified and could cause actual results in AGS’s performance to differ materially from those expressed or implied by such forward looking statements.  These risks and uncertainties include, but are not limited to, the ability of AGS to maintain strategic alliances, unit placements or installations, grow revenue, garner new market share, secure new licenses in new jurisdictions, successfully develop or place proprietary product, comply with regulations, have its games approved by relevant jurisdictions and other factors set forth under “Risk Factors” in the prospectus supplement on Form 424(b)(1), filed with the Securities and Exchange Commission on March 18, 2019.  All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.  Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this press release.  PlayAGS expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.